UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 21, 2015

Seratosa Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

138 Queens Road Central
11th Floor, Central
Hong Kong HKSAR
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(408) 548-7520

                  N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 1.01  Entry into a Material Definitive Agreements.

On multiple dates during the years of 2012 and 2013, Convertible Notes were issued to Asher Enterprises, Inc., KBM Worldwide, Inc. and Magna Asset Services, Inc.

As of April 21, 2015, the convertible notes issued to Asher Enterprises Inc. and Magna Asset Services, Inc. were completely converted representing a zero balance outstanding.

An agreement is in place to retire the KBM Worldwide, Inc. convertible note and is expected to complete by May 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERATOSA INC.

Dated: April 23, 2015	By: /s/ Brent Suen
Name: Brent Suen
Title: President & CEO